UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2010
Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 549-8211
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
As Irvine Sensors Corporation (the “Company”) previously disclosed in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 15, 2010, November 26, 2010, December 8, 2010 and December 16, 2010, the Company previously sold 10% Unsecured Convertible Promissory Notes due May 31, 2011 (the “Bridge Notes”) to investors in an aggregate principal amount of $3,000,000, the terms of which permit the holders of the Bridge Notes (the “Bridge Note Holders”) to convert up to and including the aggregate outstanding principal amount of such Bridge Notes and any accrued interest thereon (the amount converted, the “Conversion Amount”) into the same securities issued in, and upon the same terms and conditions of, the Company’s secured convertible note financing (the “Financing”) that occurred on December 23, 2010 (the “Bridge Note Conversion”). On December 31, 2010, the Company entered into Joinder Agreements with 9 accredited Bridge Note Holders who held Bridge Notes in the aggregate principal amount of $620,000, pursuant to which such Bridge Note Holders agreed to be bound by the terms of the Securities Purchase Agreement entered into in the Financing and converted the Conversion Amount under their Bridge Notes into the same securities issued in the Financing, with 31.8% of such aggregate Conversion Amount being allocated to the purchase of an aggregate of 2,848,222 of the Company’s common stock (the “Shares”) for $199,375.98, or $0.07 per share, and the remaining $427,592.51 of the aggregate Conversion Amount being allocated to the purchase of 12% Subordinated Secured Convertible Notes due December 31, 2015 (the “Notes”).
The Notes bear interest at a rate of 12% per annum, due and payable quarterly within 10 business days of the end of each calendar quarter, calculated on the simple interest basis of a 365-day year for the actual number of days elapsed. For the first two years of the Notes, the Company has the option, subject to the satisfaction of certain customary equity conditions, to pay all or a portion of the interest due on each interest payment date in shares of common stock, with the price per share calculated based on the weighted average price of the Company’s Common Stock over the last 20 trading days ending on the second trading day prior to the interest payment date. The foregoing notwithstanding, until that certain Secured Promissory Note dated April 14, 2010 by and between the Company to Timothy Looney (the “Looney Note”) is repaid in full, cash interest on the Notes must instead be paid by adding the amount of such interest to the outstanding principal amount of the Notes as “PIK” interest. The principal and accrued but unpaid interest under the Notes is convertible at the option of the holder, any time after amendment of the Company’s Certificate of Incorporation to increase the Company’s authorized Common Stock, into shares of the Company’s Common Stock at an initial conversion price of $0.07 per share. The conversion price is subject to full ratchet adjustment for certain price dilutive issuances of securities by the Company and proportional adjustment for events such as stock splits, dividends, combinations and the like. Beginning after the first two years of the Notes, the Company can force the Notes to convert to Common Stock if certain customary equity conditions have been satisfied and the volume weighted average price of the Common Stock is $0.25 or greater for 30 consecutive trading days.
The Notes will be secured by substantially all of the assets of the Company pursuant to a Security Agreement dated December 23, 2010 between the Company and Costa Brava Partnership III L.P. as representative of the Note holders, but the liens securing the Notes are subordinate to the liens securing the indebtedness of the Company to Summit Financial Resources, L.P. under that certain Financing Agreement dated as of June 16, 2009, and subordinate in right of payment to the Looney Note.
Subject to the subordination to the Looney Note, the amounts owing under the Notes may be accelerated, and a 25% premium charged on such amounts, upon the occurrence of certain events of default, such as (i) failure to cure within 10 business days a failure to timely deliver the required number of shares of Common Stock on conversion of the Notes; (ii) notice to any holder of the Notes of the Company’s intention not to comply with a request for conversion of any Notes that are tendered for conversion in compliance with the provisions of the Notes and applicable securities laws; (iii) failure to pay to any Holder any amounts when and as due under the Notes or any other transaction document in connection therewith (including the Notes, the “Transaction Documents”) (subject to a 5 business day cure period in the case of a failure to pay interest when and as due); (iv) any event of default under, redemption of or acceleration prior to maturity of certain indebtedness of the Company or its subsidiaries (other than the Notes) in an aggregate principal amount in excess of $500,000; (v) the Company or any of its subsidiaries other than Optex Systems, Inc. (“Optex”), pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), commences a voluntary case, consents to the entry of an order for relief against it in an involuntary case, consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), makes a general assignment for the benefit of its creditors or admits in writing that it is generally unable to pay its debts as they become due; (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company or any of its subsidiaries (other than Optex) in an involuntary case, appoints a Custodian of the Company or any of its subsidiaries (other than Optex) or orders the liquidation of the Company or any of its subsidiaries (other than Optex); (vii) a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a creditworthy party will not be included in calculating the $500,000 amount so long as the Company provides a reasonably satisfactory written statement from such insurer or indemnity provider to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment or such later date as provided by the terms of such insurance policy; (viii) any representation or warranty made by the Company in any Transaction Document shall prove to be materially false or misleading as of the date made or deemed made; (ix) the Company breaches any covenant or other term or condition of any Transaction Document and, in the case of a breach of a covenant or term or condition which is curable, such breach continues for a period of at least 10 consecutive business days; (x) any material provision of any Transaction Document ceases to be of full force and effect other than by its terms, or the Company contests in writing (or supports any other person in contesting) the validity or enforceability of any provision of any Transaction Document; (xi) the Security Agreement shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected lien, with the priority required by the Security Agreement, on, and security interest in, any material portion of the collateral purported to be covered thereby, subject to permitted liens and the liens securing Looney Note; and (xii) any event of default occurs with respect to any other Notes.
The foregoing notwithstanding, subject to the subordination to the Looney Note, if the Notes are accelerated and the amounts owing under the Notes plus the 25% premium described above (the sum of such amounts, the “Event of Default Redemption Price”) is less than the product of (A) such amounts multiplied by the conversion price in effect immediately preceding the event of default and (B) the closing sale price of the Common Stock on the date immediately preceding the event of default (the product of such amounts, the “Alternative Event of Default Redemption Price”), the Company shall pay to the holder in cash, in lieu of the Event of Default Redemption Price, the Alternative Event of Default Redemption Price.
Pursuant to the terms of the Notes, unless the successor entity is publicly traded on a national securities exchange and assumes the obligations under the Notes and Transaction Documents, the Company may not directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another entity or person, (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the assets of the Company to another entity or person, (iii) allow another person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the persons or entities making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or entity whereby such other person or entity acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock (each, a “Fundamental Transaction”).
In the event of any Fundamental Transaction other than (A) a Fundamental Transaction in which holders of the Company’s voting power immediately prior to the Fundamental Transaction continue after the Fundamental Transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, (B) a Fundamental Transaction with any Note holder, any affiliate of any Note holder or any person otherwise related to or associated with a Note holder, or (C) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company, and subject to the subordination to the Looney Note, the Note holder may require the Company to redeem all or any portion of the Note in cash at a price equal to the greater of (i) the product of (x) the amount being redeemed and (y) the quotient determined by dividing (A) the closing sale price of the Common Stock immediately following the public announcement of such proposed Fundamental Transaction by (B) the conversion price and (ii) 125% of the amount being redeemed.

The Notes also restrict the Company from (A) directly or indirectly, incurring or guaranteeing, assuming or suffering to exist any indebtedness, other than (i) the Notes, (ii) certain permitted indebtedness and (iii) the Looney Note; (B) allowing or suffering to exist any mortgage, lien, pledge, charge, security interest or other similar encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its subsidiaries other than (i) existing liens securing the Looney Note and (ii) certain permitted liens; and (C) during an event of default, directly or indirectly, redeeming, defeasing, repurchasing, repaying or making any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any indebtedness expressly subordinate to the Notes.
None of the Shares, the Notes or the shares of Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 and none may be offered or sold absent registration or an applicable exemption from registration.
The information set forth above is qualified in its entirety by reference to the actual terms of the Joinder Agreement attached hereto as Exhibit 10.1 and which is incorporated herein by reference, and the Securities Purchase Agreement, Note and Security Agreement referenced as Exhibits 10.2 through 10.4 and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.
The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
The sales and issuances described in this Current Report on Form 8-K (and the issuances of shares of Common Stock upon conversion or exercise of the convertible securities described herein) have been determined to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Sections 3(a)(9) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions (i) involving securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange and (ii) by an issuer not involving a public offering. The investors have represented that they are accredited investors, as that term is defined in Regulation D, and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03.	Material Modification to Rights of Security Holders.
The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Joinder Agreement.

10.2
Securities Purchase Agreement dated December 23, 2010 between the Company and Costa Brava and Griffin. Incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2010.

10.3
Form of 12% Subordinated Secured Convertible Note issued by the Company to Costa Brava and Griffin on December 23, 2010. Incorporated by reference to Exhibit No. 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2010.

10.4
Security Agreement dated December 23, 2010 between the Company and Costa Brava as representative of the Note holders. Incorporated by reference to Exhibit No. 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION (Registrant)

Dated: January 6, 2011	/s/ JOHN J. STUART, JR. John J. Stuart, Jr.
Senior Vice President and Chief Financial Officer